UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On February 21, 2007, Rainier Pacific Financial Group, Inc. issued a press release announcing that its Board of Directors has authorized a twelve month extension to the stock repurchase program that was previously announced on February 22, 2006, which authorized the purchase of 307,000 shares, or 5% of its then outstanding common shares. Under the approved extension, 233,920 shares are available for purchase. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        Press Release of Rainier Pacific Financial Group, Inc. dated February 21, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: February 20, 2007	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT 99.1

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For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. Authorizes
Extension of Stock Repurchase Program

Tacoma, Washington - February 21, 2007 - Rainier Pacific Financial Group, Inc. (NASDAQ GM: RPFG) announced today that its Board of Directors has authorized a twelve month extension for its sixth stock repurchase program. The sixth stock repurchase program was previously announced on February 22, 2006, and authorized the purchase of 307,000 shares, or 5% of its then outstanding common shares. Under the approved extension, there are 233,920 shares that remain available for purchase.

Repurchases generally will be conducted through open market broker transactions, although unsolicited negotiated transactions or other types of repurchases are possible. No shares will be repurchased directly from directors or officers of the Company and its subsidiary.

The purchase price to be paid for the shares purchased in the open market will not exceed the higher of the highest independent bid or the last independent transaction price reported on the Nasdaq National Market System. The number of shares to be purchased in the open market during any

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single day generally will not exceed 25% of the average daily trading volume of the common stock over the preceding four weeks, except that the Company may make one block purchase per week.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 14 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

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